                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  AUGUST 23, 1997
                                                         ---------------


                          PERSEPTIVE BIOSYSTEMS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
                ----------------------------------------------
                (State or other jurisdiction of incorporation)


        0-20032                                          04-2987616
------------------------                           ----------------------
(Commission File Number)                           (IRS Employer Id. No.)


                500 Old Connecticut Path Framingham, MA  01701
             -----------------------------------------------------
             (Address of principal executive offices)   (Zip Code)

              Registrant's telephone number, including area code:

                                (508) 383-7700
                                --------------

ITEM 5.   OTHER EVENTS.
          ------------

          On August 23, 1997, The Perkin-Elmer Corporation ("Perkin-Elmer"), Seven Acquisition Corp., a wholly-owned subsidiary of Perkin-Elmer, and PerSeptive Biosystems, Inc. ("PerSeptive") entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement, all outstanding shares of PerSeptive common stock, $.01 par value per share (the "PerSeptive Common Stock"), will be converted into shares of Perkin-Elmer common stock, $1.00 par value per share (the "Perkin-Elmer Common Stock"), at an exchange rate equal to $13.00 divided by the average of the closing sales prices of Perkin-Elmer Common Stock on the New York Stock Exchange composite tape on each of the 20 consecutive trading days preceding the second trading day prior to the effective time of the merger. In no event, however, will the exchange rate be more than 0.1926, or less than 0.1486, of a share of Perkin-Elmer Common Stock for each share of PerSeptive Common Stock. At the effective time of the merger, PerSeptive will become a wholly-owned subsidiary of Perkin-Elmer. A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and incorporated herein by reference.

          As part of the transaction, PerSeptive has granted Perkin-Elmer an option, exercisable in the event the Merger Agreement is terminated under certain circumstances, to purchase 4,478,308 shares of PerSeptive Common Stock at $13.00 per share. A copy of the Stock Option Agreement dated August 23, 1997 between PerSeptive Biosystems, Inc. and The Perkin-Elmer Corporation is filed herewith as Exhibit 4.1 and incorporated herein by reference

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
          ------------------------------------------------------------------

     (c)  Exhibits.
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
Exhibit No.  Description
-----------  -----------
2.1          Agreement and Plan of Merger dated as of August 23, 1997 among The
             Perkin-Elmer Corporation, Seven Acquisition Corp. and PerSeptive
             Biosystems, Inc.

4.1          Stock Option Agreement dated as of August 23, 1997 between
             PerSeptive Biosystems, Inc. and The Perkin-Elmer Corporation.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PERSEPTIVE BIOSYSTEMS, INC.



                                       By: /s/ Noubar B. Afeyan
                                           --------------------------------
                                           Noubar B. Afeyan, Chairman and
                                           Chief Executive Officer

Dated:  August 26, 1997

                                 EXHIBIT INDEX
                                 -------------




Exhibit No.                                 Description
-----------                                 -----------
2.1                     Agreement and Plan of Merger dated as of August 23, 1997
                        among The Perkin-Elmer Corporation, Seven Acquisition
                        Corp. and PerSeptive Biosystems, Inc.

4.1 Stock Option Agreement dated as of August 23, 1997 between PerSeptive Biosystems, Inc. and The Perkin-Elmer
                        Corporation
